SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report - October 24, 2002

                            DNB FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

        Pennsylvania                  0-1667                        23-2222567
----------------------------     ----------------              -----------------
(State or other jurisdiction     (Commission File               (IRS Employer
    of incorporation)                Number)                     Identification
                                                                     Number)

4 Brandywine Avenue, P. O. Box 1004, Downingtown, Pennsylvania        19335-0904
--------------------------------------------------------------        ----------
         (Address of principal executive offices)                     (Zip code)

Registrant's telephone number including area code:                (610) 269-1040
                                                                  --------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets

                   Not Applicable.

Item 3.           Bankruptcy or Receivership

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.           Other Events

                  Not Applicable.

Item 6.           Resignations of Registrant's Directors

                  Not Applicable.

Item 7.           Financial Statements and Exhibits

                  Exhibit No.       Exhibit
                  -----------       --------------------------------------------
                        99          Press Release dated October 24, 2002 of  DNB
                                    Financial Corporation(filed pursuant to Item
                                    9 hereof).
                        99.1        Additional  Correspondence -  Certifications
                                    of  financial  statements by Chief Executive
                                    Officer and Chief Financial Officer

Item 8.           Change in Fiscal Year

                  Not Applicable

Item 9.           Regulation FD Disclosure.
                  ------------------------

     On October 24, 2002, DNB Financial Corporation issued a press release concerning its Third Quarter Earnings. This press release is filed herein, as part of this Item 9, as Exhibit 99.

     The Chief Executive Officer and Chief Financial Officer of DNB Financial Corporation (the "Company") each submitted to the Securities and Exchange Commission on October 24, 2002 the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the filing of the Company's
Current Report on Form 8-K dated October 23, 2002. Copies of the foregoing certifications are attached hereto as exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.










                                                     DNB FINANCIAL CORPORATION
                                                              (Registrant)



                                                     /s/ Henry F. Thorne
                                                     ---------------------------
                                                     Henry F. Thorne, President
                                                     and Chief Executive Officer

Dated:   October 24, 2002